Income Tax	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax
19. Income Tax
The provision for income tax from continuing operations was as follows:

	Years Ended December 31,
	2015	2014	2013
	(In millions)
Current:
Federal	$584	$(56)	$85
State and local	10	9	2
Foreign	556	779	422
Subtotal	1,150	732	509
Deferred:
Federal	701	1,597	(250)
State and local	—	(1)	(11)
Foreign	297	137	413
Subtotal	998	1,733	152
Provision for income tax expense (benefit)	$2,148	$2,465	$661

The Company’s income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

	Years Ended December 31,
	2015	2014	2013
	(In millions)
Income (loss) from continuing operations:
Domestic	$3,743	$6,043	$1,186
Foreign	3,727	2,761	2,866
Total	$7,470	$8,804	$4,052

The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

	Years Ended December 31,
	2015	2014	2013
	(In millions)
Tax provision at U.S. statutory rate	$2,615	$3,081	$1,418
Tax effect of:
Dividend received deduction	(216)	(204)	(166)
Tax-exempt income	(73)	(92)	(96)
Prior year tax (1)	555	21	75
Low income housing tax credits	(225)	(209)	(194)
Other tax credits	(80)	(77)	(54)
Foreign tax rate differential (2),(3),(4)	(465)	(118)	(340)
Change in valuation allowance	5	(3)	30
Deferred tax effects of branch conversions	—	—	4
Other, net	32	66	(16)
Provision for income tax expense (benefit)	$2,148	$2,465	$661

______________

(1)	As discussed further below, prior year tax includes a $557 million non-cash charge related to an uncertain tax position.

(2)
For the year ended December 31, 2015, foreign tax rate differential includes one-time tax benefits of $174 million related to a Japan tax rate change, $61 million related to restructuring in Chile, $57 million related to the repatriation of earnings from Japan, $41 million related to certain non-portfolio net investment gains that were non-taxable and $31 million related to the devaluation of the peso in Argentina. These benefits were partially offset by one-time charges of $88 million related to the impact of foreign exchange on investment gains in Argentina and $36 million as a result of a deferred tax liability true-up in Japan.

(3)
For the year ended December 31, 2014, foreign tax rate differential includes a one-time tax charge of $54 million related to tax reform in Chile and $45 million related to the repatriation of earnings from Japan, partially offset by a one-time tax benefit of $13 million related to the change in repatriation assumption for foreign earnings of the United Arab Emirates (“UAE”).

(4)
For the year ended December 31, 2013, foreign tax rate differential includes one-time tax benefits of $119 million related to the receipt of a Japan tax refund, $69 million related to the estimated reversal of Japan temporary differences, and $65 million related to the change in repatriation assumptions for foreign earnings of certain European operations.

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2015	2014
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$1,734	$3,022
Net operating loss carryforwards	1,229	1,293
Employee benefits	1,094	1,068
Capital loss carryforwards	9	26
Tax credit carryforwards	1,264	1,733
Litigation-related and government mandated	260	315
Other	858	831
Total gross deferred income tax assets	6,448	8,288
Less: Valuation allowance	203	224
Total net deferred income tax assets	6,245	8,064
Deferred income tax liabilities:
Investments, including derivatives	4,469	4,554
Intangibles	1,606	1,877
Net unrealized investment gains	5,639	7,971
DAC	5,000	5,153
Other	123	330
Total deferred income tax liabilities	16,837	19,885
Net deferred income tax asset (liability)	$(10,592)	$(11,821)

The Company also has recorded a valuation allowance charge of $5 million related to certain state and foreign net operating loss carryforwards. In addition, a $21 million reduction was related to foreign currency movement and a $5 million reduction was recorded as a balance sheet reclassification with other deferred tax assets. The valuation allowance reflects management’s assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign and state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.
The following table sets forth the domestic, state, and foreign net operating loss carryforwards and the domestic capital loss carryforwards for tax purposes at December 31, 2015.

	Net Operating Loss Carryforwards			Capital Loss Carryforwards
	Domestic	State	Foreign	Domestic
	(In millions)
Expiration
2016-2020	$—	$31	$140	$27
2021-2025	—	52	24	—
2026-2030	1,096	41	—	—
2031-2035	2,107	12	—	—
Indefinite	—	—	668	—
	$3,203	$136	$832	$27
The following table sets forth the general business credits, foreign tax credits, and other credit carryforwards for tax purposes at December 31, 2015.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits	Other
	(In millions)
Expiration
2016-2020	$—	$—	$—
2021-2025	—	570	—
2026-2030	104	—	—
2031-2035	529	—	—
Indefinite	—	—	342
	$633	$570	$342

In December 2012, the Tokyo District Court ruled in favor of the Japan branch of American Life in a tax case related to the deduction of unrealized foreign exchange losses on certain securities held by American Life prior to its acquisition by MetLife. During the first quarter of 2013, American Life received a refund of ¥16 billion ($176 million) related to income tax, interest and penalties. Under the indemnification provisions of the stock purchase agreement dated March 7, 2010, as amended, by and among MetLife, Inc., American International Group, Inc. (“AIG”) and AM Holdings, MetLife, Inc. has remitted the refund to AIG, net of certain amounts it can retain as a counter claim. The receipt of the refund, net of obligations to AIG with related foreign currency exchange impact and corresponding U.S. tax effects, resulted in a net charge of $16 million in the consolidated statements of operations for the year ended December 31, 2013, which was comprised of a $154 million charge included in other expenses, a $19 million gain included in other net investment gains (losses) and a $119 million benefit included in provision for income tax expense (benefit).
The Company has not provided U.S. deferred taxes on cumulative earnings of certain non-U.S. affiliates that have been reinvested indefinitely. These earnings relate to ongoing operations and have been reinvested in active non-U.S. business operations. The Company does not intend to repatriate these earnings to fund U.S. operations. Deferred taxes are provided for earnings of non-U.S. affiliates when the Company plans to remit those earnings. At December 31, 2015, the Company had not made a provision for U.S. taxes on approximately $4.9 billion of the excess of the amount for financial reporting over the tax bases of investments in foreign subsidiaries that are essentially permanent in duration. It is not practicable to estimate the amount of deferred tax liability related to investments in these foreign subsidiaries.
The Company considers the earnings of Japan and the Middle East (excluding the UAE and Turkey) to be available for repatriation. Earnings from the remaining foreign countries are considered to be permanently reinvested. In 2014 and 2013, the Company changed its repatriation assumptions related to the UAE and certain of its European operations, respectively, and now considers these foreign earnings to be permanently reinvested.
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for i) 2000 through 2002 where the IRS disallowance relates to certain tax credits claimed - in April 2015, the Company received a Statutory Notice of Deficiency (the “Notice”) and paid the tax thereon in September 2015 (see additional details below); and ii) 2003 through 2006, where the IRS disallowance related predominantly to certain tax credits claimed and the Company is engaged with IRS Appeals. Management believes it has established adequate tax liabilities and final resolution for the years 2000 through 2006 is not expected to have a material impact on the Company’s consolidated financial statements. In material foreign jurisdictions, the Company is no longer subject to income tax examination for years prior to 2009.
The Company recorded a non-cash charge to net income of $792 million, net of tax, during the third quarter of 2015. The charge was related to an uncertain tax position and was comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million ($235 million, net of tax) charge included in other expenses. This charge is the result of the Company’s consideration of recent decisions of the U.S. Court of Appeals for the Second Circuit upholding the disallowance of foreign tax credits claimed by other corporate entities not affiliated with the Company. The Company’s action relates to tax years from 2000 to 2009, during which MLIC held non-U.S. investments in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture at the time.
There has been no change in the Company’s position on the disallowance of its foreign tax credits by the IRS. The Company continues to contest the disallowance of these foreign tax credits by the IRS as management believes the facts strongly support the Company’s position. The Company will defend its position vigorously and does not expect any additional charges related to this matter.
Also related to the aforementioned foreign tax credit matter, on April 9, 2015, the IRS issued the Notice to the Company. The Notice asserted that the Company owes additional taxes and interest for 2000 through 2002 primarily due to the disallowance of foreign tax credits. The transactions that are the subject of the Notice continue through 2009, and it is likely that the IRS will seek to challenge these later periods. On September 18, 2015, the Company paid the assessed tax and interest of $444 million for 2000 through 2002 and will subsequently file a claim for a refund. On November 19, 2015, $9 million of this amount was refunded from the IRS as an overpayment of interest.
The Company’s liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2015	2014	2013
	(In millions)
Balance at January 1,	$779	$774	$708
Additions for tax positions of prior years (1)	579	74	117
Reductions for tax positions of prior years	(24)	(88)	(37)
Additions for tax positions of current year	28	23	39
Reductions for tax positions of current year	(1)	—	(1)
Settlements with tax authorities	(38)	(4)	(52)
Balance at December 31,	$1,323	$779	$774
Unrecognized tax benefits that, if recognized would impact the effective rate	$1,268	$690	$661

______________
(1) The significant increase in 2015 is related to the non-cash charge discussed above.
The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.
Interest was as follows:

	Years Ended December 31,
	2015	2014	2013
	(In millions)
Interest recognized in the consolidated statements of operations (1)	$388	$26	$20

		December 31,
		2015	2014
		(In millions)
Interest included in other liabilities in the consolidated balance sheets (1)		$671	$283

______________
(1) The significant increase in 2015 is related to the non-cash charge discussed above.
The Company had insignificant penalties for the years ended December 31, 2015, 2014 and 2013.
The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction (“DRD”), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2015, 2014, and 2013, the Company recognized an income tax benefit of $220 million, $234 million and $164 million, respectively, related to the separate account DRD. The 2015 benefit included a benefit of $12 million related to a true-up of the 2014 tax return. The 2014 and 2013 benefit included a benefit of $38 million and $6 million related to a true-up of the 2013 and 2012 tax returns, respectively.